SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

(each a 'Fund')

Effective immediately, the information in part one of the Statement of Additional Information in the section entitled “Service Providers -- Transfer Agent” is revised to reflect the fact that the annual transfer agency fee assessed per open account for a Fund paying dividends on a monthly basis or for a money market fund is $26.00 provided in each case the open account is held directly with the Fund.

Effective January 1, 2008, the first footnote to the table in that section is revised to state that for accounts held in the name of a financial intermediary, Evergreen Service Company, LLC ("ESC"), the Fund's transfer agent, may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses, and that the Fund reimburses ESC for all or a portion of that amount (plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program).

December 31, 2007	580936 (12/07)